Exhibit 99.1

Silver Spring Networks Reports First Quarter Financial Results

Redwood City, CA – May 6, 2014 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced financial results for its first quarter of 2014.

Q1 2014 Results (all comparisons made are against the prior year period)

•	Non-GAAP revenue was $71.8 million, down 3%.
•	GAAP revenue was $44.2 million, down 18%.
•	Non-GAAP gross margin was 30.0%, as compared with 29.2% a year ago.
•	GAAP gross margin was 25.9%, as compared with 18.9% a year ago.
•	Non-GAAP net loss was $9.0 million, as compared with $8.4 million a year ago.
•	GAAP net loss was $27.8 million, as compared with $64.4 million a year ago. GAAP net loss in the year ago quarter includes non-cash charges of $42.1 million in connection with our initial public offering.
•	Cash and investments of $140.5 million and no debt.

“We made progress this quarter on our business model with strong growth in new solutions and Managed and SaaS,” said Scott Lang, Chairman, President, and Chief Executive Officer. “Despite the near-term timing delays of new customer awards, our innovative networking technology and expanding global market opportunity position us well for long term growth.”

Business Highlights (through May 6, 2014, unless otherwise stated)

•	18.7 million cumulative network endpoints delivered from inception through March 31, 2014, up 13% from a year ago.
•	Working with clients that represent an incremental 24 million homes and businesses that are piloting or deploying our technology in phases.
•	New solution non-GAAP revenue (distribution automation and demand side management) of $9.4M – up 74% year-over-year.
•	Managed and SaaS non-GAAP revenue of $10.0 million – up 19% year-over year.
•	Florida Power & Light to network 75,000 street lights – North America’s largest networked street light deployment.

Conference Call

Silver Spring will host a conference call today at 1:30 pm PT (4:30 pm ET) to review its results for the first quarter ended March 31, 2014 and its outlook for the future. During the course of this call, Silver Spring may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 877-407-0832 (U.S.) or 201-689-8433 (International) or via webcast at http://ir.silverspringnet.com. A dial-in replay of the conference call will be available until May 20, 2014 and can be accessed at 877-660-6853 (domestic) or 201-612-7415 (international) passcode 13580613. An audio webcast replay of the conference call will be available for one year at http://ir.silverspringnet.com.

About Silver Spring Networks

Silver Spring Networks is a leading networking platform and solutions provider for smart energy networks. Silver Spring’s pioneering IPv6 networking platform, with over 18.5 million Silver Spring enabled devices delivered, is connecting utilities to homes and business throughout the world with the goal of achieving greater energy efficiency for the planet. Silver Spring’s innovative solutions enable utilities to gain operational efficiencies, improve grid reliability, and empower consumers to monitor and manage energy consumption. Silver Spring Networks’ customers include major utilities around the globe such as Baltimore Gas & Electric, CitiPower & Powercor, Commonwealth Edison, CPS Energy, Florida Power & Light, Jemena Electricity Networks Limited, Pacific Gas & Electric, Pepco Holdings, Progress Energy, and Singapore Power, among others. To learn more, please visit www.silverspringnet.com.

Non-GAAP and Other Financial Measures

Silver Spring believes that its results of operations under generally accepted accounting principles, or GAAP, when considered in isolation, may only provide limited insight into the performance of its business in any given period. As a result, Silver Spring manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP measures such as non-GAAP revenue, cost of non-GAAP revenue, non-GAAP gross profit (loss), non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, and adjusted EBITDA, and total backlog, in addition to other financial measures presented in accordance with GAAP. Silver Spring believes that these non-GAAP and other financial measures offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes, and gross margin and profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP measures should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, gross profit (loss), operating loss, net loss, loss per share or any other performance measure derived in accordance with GAAP. Silver Spring may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Non-GAAP revenue represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Non-GAAP revenue excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Non-GAAP revenue is initially recorded as deferred revenue and is recognized as GAAP revenue when all revenue recognition criteria have been met under Silver Spring’s accounting policies as described in Silver Spring’s filings with the Securities and Exchange Commission. Silver Spring reconciles revenue to non-GAAP revenue by adding revenue to the change in deferred revenue in a given period.

Cost of non-GAAP revenue represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation and amortization of intangibles. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring reconciles cost of revenue to non-GAAP cost of revenue by adding cost of revenue to the change in deferred cost of revenue, less stock-based compensation and amortization of intangibles included in cost of revenue, in a given period.

Non-GAAP gross profit (loss) is the difference between non-GAAP revenue and cost of non-GAAP revenue.

Non-GAAP operating income (loss) represents operating loss adjusted for non-GAAP revenue and cost of non-GAAP revenue and excludes expenses related to the amortization of intangible assets, legal settlements, and stock-based compensation.

Non-GAAP net income (loss) represents net loss adjusted for non-GAAP revenue and cost of non-GAAP revenue, and excludes expenses related to the amortization of intangible assets, legal settlements, stock-based compensation, changes in fair value of preferred stock warrant liabilities and embedded derivatives, and loss on extinguishment of promissory notes.

Non-GAAP earnings (loss) per share represents non-GAAP net loss divided by weighted average shares outstanding for the period.

Adjusted EBITDA is net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, other (income) expense, net, provision for income taxes, depreciation and amortization, stock-based compensation and certain other items management believes affect the comparability of operating results.

Total backlog represents future product and service billings that we expect to generate pursuant to contracts that we have entered into with our utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business, future growth, and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing around customer decisions and deployment pace; dependence on a limited number of customers and key suppliers; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring’s products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring’s relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation; the ability to attract and retain personnel, including members of Silver Spring’s management team; changes in strategy; technological changes that make Silver Spring’s products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; risks related to retention of management; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring’s filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of May 6, 2014. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the financial results set forth in this press release are estimates based on information currently available to Silver Spring.

For additional information, please contact:

Tricia Gugler

Investor Relations

650-839-4504

tgugler@silverspringnet.com

Noel Hartzell

Global Communications

650-839-4184

nhartzell@silverspringnet.com

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
Revenue:
Product revenue	$28,227	$41,720
Service revenue	16,002	11,983

Net revenue	44,229	53,703
Cost of revenue:
Product cost of revenue	17,915	25,743
Service cost of revenue	14,870	17,826

Total cost of revenue	32,785	43,569
Gross profit	11,444	10,134
Operating expenses:
Research and development	17,725	25,119
Sales and marketing	9,223	10,453
General and administrative	11,667	14,136

Total operating expenses	38,615	49,708
Operating income (loss)	(27,171)	(39,574)
Other income (expense)
Interest income (expense), net	(37)	(1,052)
Conversion of promissory notes and remeasurement of warrants and derivatives	—	(23,676)

Other income (expense), net	(37)	(24,728)
Income (loss) before provision for income taxes	(27,208)	(64,302)
Provision (benefit) for income taxes	599	64

Net income (loss)	(27,807)	(64,366)
Deemed dividend to convertible preferred stockholders	—	(105,000)

Net income (loss) attributable to common stockholders	$(27,807)	$(169,366)
Net income (loss) per share
Basic net income (loss) per share attributable to common stockholders	$(0.58)	$(16.18)
Diluted net income (loss) per share attributable to common stockholders	$(0.58)	$(16.18)
Weighted average number of shares used in computation
Basic	47,693	10,469
Diluted	47,693	10,469

Non-GAAP results (in thousands, except per share data)

The following tables reconcile the Company's net income (loss) and income (loss) per share as presented in its unaudited Condensed Consolidated Statements of Operations and prepared in accordance with GAAP to its non-GAAP net income (loss) and non-GAAP income (loss) per share.

	Three Months Ended March 31,
	2014	2013
Net income (loss)	$(27,807)	$(64,366)
Change in deferred revenue, net of foreign currency translation	27,621	20,068
Change in deferred cost of revenue, net of foreign currency translation	(20,257)	(15,423)
Amortization of intangibles in cost of revenue	48	48
Conversion of promissory notes and remeasurement of warrants and derivatives	—	23,676
Convertible notes accretion / interest	—	935
Stock-based compensation	11,432	26,668

Non-GAAP net income (loss)	$(8,963)	$(8,394)
Non-GAAP income (loss) per share
Basic	$(0.19)	$(0.80)
Diluted	$(0.19)	$(0.80)
Weighted average number of shares used in computation
Basic	47,693	10,469
Diluted	47,693	10,469

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par values)

	March 31, 2014	December 31, 2013 (a)
ASSETS
Current assets:
Cash and cash equivalents	$78,492	$82,596
Short-term investments	62,003	63,256
Accounts receivable	61,423	69,724
Inventory	4,859	4,350
Deferred cost of revenue	33,875	37,460
Prepaid expenses and other current assets	5,920	4,758

Total current assets	246,572	262,144
Property and equipment, net	12,526	12,364
Deferred cost of revenue, non-current	262,614	238,663
Deferred tax assets, non-current	1,202	1,613
Other long-term assets	1,505	1,567

TOTAL ASSETS	$524,419	$516,351

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$28,455	$31,317
Accrued liabilities	21,784	21,282
Deferred revenue	96,038	111,293
Current portion of capital lease obligations	1,604	1,615
Deferred tax liability	1,176	1,176

Total current liabilities	149,057	166,683
Deferred revenue, non-current	456,290	413,360
Other liabilities	16,161	14,426
Stockholders’ deficit:
Preferred stock, $0.001 par value, 10,000 shares authorized and no shares issued or outstanding as of March 31, 2014 and December 31, 2013	—	—
Common stock and additional paid-in capital, $0.001 par value; 1,000,000 shares authorized, 48,194 and 47,384 shares issued and outstanding as of March 31, 2014 and December 31, 2013	547,916	539,013
Accumulated other comprehensive income (loss)	63	130
Accumulated deficit	(645,068)	(617,261)

Total stockholders’ deficit	(97,089)	(78,118)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$524,419	$516,351

(a)	Derived from audited consolidated financial statements

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

	Three Months Ended March 31,
	2014	2013
OPERATING ACTIVITIES
Net income (loss)	$(27,807)	$(64,366)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,466	1,677
Stock-based compensation	11,432	26,668
Conversion of promissory notes and remeasurement of warrants and derivatives	—	23,676
Other non-cash adjustments	630	980
Changes in assets and liabilities:
Accounts receivable	8,301	6,539
Inventory	(596)	(4,564)
Prepaid expenses and other current assets	(1,158)	(1,121)
Deferred cost of revenue	(20,366)	(15,410)
Other long-term assets	14	2,322
Accounts payable	(3,124)	(1,637)
Accrued liabilities	(1,908)	(1,887)
Customer deposits	107	(241)
Deferred revenue	27,675	20,121
Other liabilities	2,074	(1,670)

Net cash provided by (used in) operating activities	(3,260)	(8,913)

INVESTING ACTIVITIES
Proceeds from sales and maturity of short-term investments	18,466	—
Purchase of short-term investments	(17,354)	—
Purchases of property and equipment	(1,742)	(1,323)

Net cash provided by (used in) investing activities	(630)	(1,323)

FINANCING ACTIVITIES
Payment upon termination of preferred stock warrants of a related party	—	(12,000)
Proceeds from initial public offering, net of offering costs	—	86,238
Proceeds from private placement of common stock with a related party	—	12,000
Payments on capital lease obligations	(356)	(453)
Proceeds from issuance of common stock, net of repurchases	4,555	14
Taxes paid related to net share settlement of equity awards	(4,413)	(5,855)

Net cash provided by (used in) financing activities	(214)	79,944

Net increase in cash and cash equivalents	(4,104)	69,708
Cash and cash equivalents – beginning of period	82,596	72,646

Cash and cash equivalents – end of period	$78,492	$142,354

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF NET REVENUE BETWEEN GAAP AND NON-GAAP

(in thousands, except percentages)

	Q1	Q2	Q3	Q4	Q1	YoY%
	CY13	CY13	CY13	CY13	CY14	Change
TYPE
GAAP net revenue
Product net revenue	$41,720	$47,996	$56,650	$77,944	$28,227	–32%
Service net revenue
Managed services and SaaS	4,559	37,508	9,835	8,159	7,797	71%
Professional services	7,424	18,006	5,996	11,061	8,205	11%

Total service net revenue	$11,983	$55,514	$15,831	$19,220	$16,002	34%

Total GAAP net revenue	$53,703	$103,510	$72,481	$97,164	$44,229	–18%

% Product	78%	46%	78%	80%	64%
% Service	22%	54%	22%	20%	36%
Change in deferred net revenue
Change in deferred product revenue	$14,702	$17,905	$16,017	$(7,054)	$24,006
Change in deferred service revenue
Managed services and SaaS	3,825	(28,245)	16	1,000	2,219
Professional services	1,541	(6,719)	5,702	(1,462)	1,396

Total change in deferred service revenue	$5,366	$(34,964)	$5,718	$(462)	$3,615

Total change in deferred revenue	$20,068	$(17,059)	$21,735	$(7,516)	$27,621
Non-GAAP revenue
Product net revenue	$56,422	$65,901	$72,667	$70,890	$52,233	–7%
Service net revenue
Managed services and SaaS	8,384	9,263	9,851	9,159	10,016	19%
Professional services	8,965	11,287	11,698	9,599	9,601	7%

Total service net revenue	$17,349	$20,550	$21,549	$18,758	$19,617	13%

Total non-GAAP net revenue	$73,771	$86,451	$94,216	$89,648	$71,850	–3%

% Product	76%	76%	77%	79%	73%
% Service	24%	24%	23%	21%	27%
SOLUTION
GAAP net revenue
Advanced metering infrastructure	$45,149	$97,598	$66,774	$91,842	$40,023	–11%
New solutions	8,554	5,912	5,707	5,322	4,206	–51%

Total GAAP net revenue	$53,703	$103,510	$72,481	$97,164	$44,229	–18%

% Advanced metering infrastructure	84%	94%	92%	95%	90%
% New solutions	16%	6%	8%	5%	10%
Change in deferred net revenue
Advanced metering infrastructure	$23,219	$(21,380)	$19,244	$(9,532)	$22,422
New solutions	(3,151)	4,321	2,491	2,016	5,199

Total change in deferred net revenue	$20,068	$(17,059)	$21,735	$(7,516)	$27,621
Non-GAAP net revenue
Advanced metering infrastructure	$68,368	$76,218	$86,018	$82,310	$62,445	–9%
New solutions	5,403	10,233	8,198	7,338	9,405	74%

Total Non-GAAP net revenue	$73,771	$86,451	$94,216	$89,648	$71,850	–3%

% Advanced metering infrastructure	93%	88%	91%	92%	87%
% New solutions	7%	12%	9%	8%	13%
GEOGRAPHY
GAAP net revenue
United States	$50,747	$94,516	$68,562	$71,602	$21,843	–57%
International	2,956	8,994	3,919	25,562	22,386	657%

Total GAAP net revenue	$53,703	$103,510	$72,481	$97,164	$44,229	–18%

% United States	94%	91%	95%	74%	49%
% International	6%	9%	5%	26%	51%
Change in deferred net revenue
United States	$8,839	$(21,032)	$15,289	$1,369	$41,256
International	11,229	3,973	6,446	(8,885)	(13,635)

Total change in deferred net revenue	$20,068	$(17,059)	$21,735	$(7,516)	$27,621
Non-GAAP net revenue
United States	$59,586	$73,484	$83,851	$72,971	$63,099	6%
International	14,185	12,967	10,365	16,677	8,751	–38%

Total non-GAAP net revenue	$73,771	$86,451	$94,216	$89,648	$71,850	–3%

% United States	81%	85%	89%	81%	88%
% International	19%	15%	11%	19%	12%

8

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and headcount)

CASH FLOW DATA	Q1 CY13	Q2 CY13	Q3 CY13	Q4 CY13	Q1 CY14	YoY% Change

Operating cash flow	$(8,913)	$(14,048)	$21,131	$1,844	$(3,260)	63%
Operating cash flow – TTM	(19,847)	(19,158)	12,172	14	5,667	129%
BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$142,354	124,970	143,431	145,852	$140,495	–1%
Deferred net revenue
End of quarter	528,176	510,722	532,546	524,653	552,328
Less: Beginning of quarter	(508,056)	(528,176)	(510,722)	(532,546)	(524,653)
Foreign currency translation adjustment	(52)	395	(89)	377	(54)

Change in deferred net revenue, net of foreign currency translation	$20,068	$(17,059)	$21,735	$(7,516)	$27,621

Deferred cost of revenue
End of quarter	$260,572	268,236	275,101	276,123	$296,489
Less: Beginning of quarter	(245,163)	(260,572)	(268,236)	(275,101)	(276,123)
Foreign currency translation adjustment	14	99	(23)	(11)	(109)

Change in deferred cost of revenue, net of foreign currency translation	$15,423	$7,763	$6,842	$1,011	$20,257

STOCK-BASED COMPENSATION
Cost of goods sold	$6,724	$2,531	$1,376	$1,644	$2,692	–60%
Research and development	9,544	3,607	1,905	2,277	3,155	–67%
Sales and marketing	3,346	1,526	950	1,238	2,045	–39%
General and administrative	7,054	3,181	2,759	2,842	3,540	–50%

Total	$26,668	$10,845	$6,990	$8,001	$11,432	–57%

EMPLOYEES	572	589	608	602	617	8%
HOMES & BUSINESSES
Cumulative network endpoints delivered*	16,507	17,008	17,509	18,184	18,710	13%

*	Endpoints refer to communication modules in electric meters

SILVER SPRING NETWORKS

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data and percentages)

QUARTERLY RECONCILIATION OF RESULTS	Q1 CY13	Q2 CY13	Q3 CY13	Q4 CY13	Q1 CY14	YOY % Change

Net revenue
GAAP net revenue	$53,703	$103,510	$72,481	$97,164	$44,229	–18%
Change in deferred revenue, net of foreign currency translation	20,068	(17,059)	21,735	(7,516)	27,621

Non-GAAP net revenue	$73,771	$86,451	$94,216	$89,648	$71,850	–3%

Gross profit
GAAP gross profit	$10,134	$48,250	$23,226	$33,744	$11,444	13%
Change in deferred revenue, net of foreign currency translation	20,068	(17,059)	21,735	(7,516)	27,621
Change in deferred cost of revenue, net of foreign currency translation	(15,423)	(7,763)	(6,842)	(1,011)	(20,257)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Stock-based compensation	6,724	2,531	1,376	1,644	2,692

Non-GAAP gross profit	$21,551	$26,007	$39,543	$26,909	$21,548	0%

GAAP gross margin % (as a % of GAAP net revenue)	19%	47%	32%	35%	26%
Non-GAAP gross margin % (as a % of non-GAAP net revenue)	29%	30%	42%	30%	30%
Operating income (loss)
GAAP operating income (loss)	$(39,574)	$9,982	$(12,115)	$(48)	$(27,171)	31%
Change in deferred revenue, net of foreign currency translation	20,068	(17,059)	21,735	(7,516)	27,621
Change in deferred cost of revenue, net of foreign currency translation	(15,423)	(7,763)	(6,842)	(1,011)	(20,257)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Stock-based compensation	26,668	10,845	6,990	8,001	11,432
Legal settlements	—	—	—	250	—

Non-GAAP operating income (loss)	$(8,213)	$(3,947)	$9,816	$(276)	$(8,327)	–1%

GAAP operating margin % (as a % of GAAP revenue)	–74%	10%	–17%	0%	–61%
Non-GAAP operating margin % (as a % of non-GAAP net revenue)	–11%	–5%	10%	0%	–12%
Adjusted EBITDA
GAAP net income (loss)	$(64,366)	$9,470	$(12,269)	$358	$(27,807)	57%
Change in deferred revenue, net of foreign currency translation	20,068	(17,059)	21,735	(7,516)	27,621
Change in deferred cost of revenue, net of foreign currency translation	(15,423)	(7,763)	(6,842)	(1,011)	(20,257)
Other (income) expense, net	24,728	184	54	(138)	37
Provision for income taxes	64	328	100	(268)	599
Depreciation and amortization	1,677	1,689	1,624	1,656	1,466
Stock-based compensation	26,668	10,845	6,990	8,001	11,432
Legal settlements	—	—	—	250	—

Adjusted EBITDA	$(6,584)	$(2,306)	$11,392	$1,332	$(6,909)	–5%
Net income (loss)
GAAP net income (loss)	$(64,366)	$9,470	$(12,269)	$358	$(27,807)	57%
Change in deferred revenue, net of foreign currency translation	20,068	(17,059)	21,735	(7,516)	27,621
Change in deferred cost of revenue, net of foreign currency translation	(15,423)	(7,763)	(6,842)	(1,011)	(20,257)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Convertible notes accretion / interest	935	—	—	—	—
Conversion of promissory notes and remeasurement of warrants and derivatives	23,676	—	—	—	—
Stock-based compensation	26,668	10,845	6,990	8,001	11,432
Legal settlements	—	—	—	250	—

Non-GAAP net income (loss)	$(8,394)	$(4,459)	$9,662	$130	$(8,963)	–7%

GAAP net margin % (as a % of GAAP revenue)	–120%	9%	–17%	0%	–63%
Non-GAAP net margin % (as a % of non-GAAP net revenue)	–11%	–5%	10%	0%	–12%
GAAP income (loss) per share
Basic	$(16.18)*	$0.20	$(0.26)	$0.01	$(0.58)
Diluted	$(16.18)*	$0.19	$(0.26)	$0.01	$(0.58)
Weighted average number of shares used in computation
Basic	10,469	46,599	46,729	47,198	47,693
Diluted	10,469	48,995	46,729	49,603	47,693
* GAAP income (loss) per share is based on net loss attributable to common stockholders
Non-GAAP income (loss) per share
Basic	$(0.80)	$(0.10)	$0.21	$0.00	$(0.19)
Diluted	$(0.80)	$(0.10)	$0.19	$0.00	$(0.19)
Weighted average number of shares used in computation
Basic	10,469	46,599	46,729	47,198	47,693
Diluted	10,469	46,599	49,620	49,603	47,693

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